Exhibit 1.1



                                    Autoriteit
                                    Financiet Markten
















Form for the disclosure of securities transactions in the own issuing institution

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Form for the disclosure of securities transactions in the own issuing institution



Part 1

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1.   Name of issuing institution:                                 New Skies Satellites N.V.

2.   Name of person obliged to notify:                            New Skies Satellites N.V.


Sort of security
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3.   Sort of security:                                            Ordinary shares

     (Share/Bond/Option/Warrant/other)

4.   To be filled out if applicable:

               Nominal value of the security:                     0.05 EUR

               Optional series (call option/put option):

               Exercise price:

               Expiration date:


Transaction in the security indicated in questions 3 and 4
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5.   Date of the transaction:                                     27-02-03

6a.  Number of securities acquired in the transaction:            20,000

 b.  Number of securities sold in the transaction:

7.   Price of the securities:                                     3.92EUR

8.   Open/Close (in case of options)






To the best of my knowledge and belief I certify that the information set forth in this statement is true, complete and correct:


Andrew R. D'Uva Compliance Officer of New Skies Satellites N.V.,
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Name

Rooseveltplantsoen 4                                              28 February 2003
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Address                                                           Date

2517 KR The Hague
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Postal code & city & country                                      Signature
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